UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) May 23, 2003




                            FirstFed Financial Corp.
                           ------------------------
            (Exact name of registrant as specified in its charter)



      Delaware                   1-9566                    95-4087449
      --------                   ------                    ----------
(State of Incorporation) (Commission File No.)(IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,                90401-1490
  -------------------------------------------------                ----------
      (Address of principal executive offices)                     (Zip Code)


      Registrant's telephone number, including area code: (310) 319-6000














                           Total number of pages is 4
                         Index to Exhibit is on Page 3.

ITEM 7.     FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)   Exhibits

           99.0 Monthly Financial Data as of April 30, 2003 (Unconsolidated)


ITEM 9.  REGULATION FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of April 30, 2003 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                              S I G N A T U R E S

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      FIRSTFED FINANCIAL CORP.



Dated: April 23, 2003                   By:/s/ Douglas J. Goddard
                                           ----------------------
                                           Douglas J. Goddard
                                           Chief Financial Officer

                                INDEX TO EXHIBITS



Item                                                          Page

99.0  Monthly Financial Information as of April 30, 2003       4

                      First Federal Bank of California, fsb
                          MONTHLY REPORT OF OPERATIONS
                       Unconsolidated Financial Highlights
                                    Unaudited
                             (Dollars in thousands)

                         As of,      As of,       As of,      As of,        As of,
                        for the     for the      for the     for the       for the
                         month       month        month     4 months      4 months
                         ended       ended        ended      ended         ended
                       April 30,   March 31,    April 30,    April 30,    April 30,
                           2003      2003         2002         2003         2002
                           ----      ----         ----         ----         ----
Cash and investment
 securities          $   144,421  $   168,221  $   162,483  $   144,421  $   162,483
Total assets         $ 4,415,590  $ 4,416,212  $ 4,449,650  $ 4,415,590  $ 4,449,650

LOANS:
Total mortgage-
 backed securities   $  181,495   $   185,315  $   249,043  $   181,495  $   249,043
Total loans, net     $3,958,762   $ 3,929,897  $ 3,897,357  $ 3,958,762  $ 3,897,357

Loans
originated/purchased:
  Single family
   loans             $  121,235   $  145,533   $   48,357   $   510,014  $   207,676
  Multi-family loans     37,748       64,791       50,134       159,563      169,506
  Commercial real
  estate loans            4,201        2,420        9,471        14,311       25,444
  Other                   3,464        5,694        3,139        21,689        8,005
                       ---------    ---------    ---------    ----------  -----------
                     $  166,648   $  218,438   $  111,101   $   705,577  $   410,631
                       =========    =========    =========    ==========  ===========
Percentage of ARMs
 originated:                69%          69%          34%           67%          41%

Loan repayments:
  Single family
   loans             $   76,734   $   78,016   $   77,671   $   312,243  $   378,557
  Multi-family and
   commercial real
   estate loans          47,695       75,353       29,347       188,119      101,633
  Other                   6,625        3,671       13,976        21,140       38,679
                       ---------    ---------   ---------    ----------  -----------
                     $  131,054   $  157,040   $  120,994   $   521,502 $    518,869
                       =========    =========   =========    ==========  ===========

Loans sold           $   10,522   $   11,137   $    6,977   $    50,982 $     25,161

Average rate on
loans
                          5.05%        5.01%        5.91%         5.10%        6.26%
originated/purchased
Percentage of
portfolio in             72.18%       72.00%       69.90%        72.18%       69.90%
   adjustable rate
loans
Non-performing
assets                    0.09%        0.14%        0.16%         0.09%        0.16%
   to total assets

BORROWINGS:
Federal Home Loan
 Bank Advances       $ 1,404,000  $ 1,347,000 $ 1,392,000   $ 1,404,000 $  1,392,000
Reverse
 repurchase
 agreements          $   144,922  $   149,021 $   158,226   $   144,922 $    158,226

DEPOSITS:
Retail deposits      $ 2,356,528  $ 2,366,712 $ 2,131,786   $ 2,356,528 $  2,131,786
Wholesale deposits       102,152      143,766     392,024       102,152      392,024
                       ---------    ---------   ---------    ----------  -----------
                     $ 2,458,680  $ 2,510,478 $ 2,523,810   $ 2,458,680 $  2,523,810
                       =========    =========   =========    ==========  ===========
Net increase
(decrease)           $  (51,798)  $  (16,689)  $ (64,904)   $  (86,353) $   (29,197)

AVERAGE INTEREST
RATES:
Yield on loans            5.70%        5.76%        6.20%         5.80%        6.38%
Yield on investments      2.73%        3.48%        4.44%         3.57%        2.90%
Yield on earning
 assets                   5.61%        5.69%        6.13%         5.73%        6.22%
Cost of deposits          1.67%        1.72%        2.54%         1.79%        2.73%
Cost of borrowings        3.29%        3.44%        4.60%         3.46%        4.59%
Cost of money             2.29%        2.34%        3.32%         2.39%        3.47%
Earnings spread           3.32%        3.35%        2.81%         3.34%        2.75%
Effective net spread      3.46%        3.49%        2.98%         3.49%        2.91%

                                       4